OBERWEIS FUNDS	SUMMARY PROSPECTUS May 1, 2015

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

TICKER:  OBIIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.oberweisfunds.com/wp-content/uploads/2015/05/Oberweis_Institutional_Funds_Prospectus.pdf, email a request to Funds@oberweis.net, call (800) 245-7311, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Oberweis International Opportunities Institutional Fund’s investment objective is to maximize long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investments)

Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	2.00%

Exchange Fee as a percentage of amount exchanged within 90 calendar days of purchase	2.00%

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%

Distribution and/or Service (12b-1) Fees	.00%

Other Expenses	.39%

Total Annual Fund Operating Expenses[1]	1.39%

Expense Reimbursement	(.29%	)

Total Annual Fund Operating Expenses After Expense Reimbursement	1.10%

1 The Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 1.10% of average daily net assets, excluding any interest, taxes, brokerage commissions and extraordinary expenses (the “expense limitation”). The contractual arrangement continues in force until April 30, 2016. The contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund. The adviser may recoup the amount of any expenses reimbursed during the term of the contract if the recoupment does not cause the Fund’s expenses to exceed the expense limitation.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be: One Year: $112 Three Years: $412 Five Years: $733 Ten Years: $1,643

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expense or in the Example, affect the Fund’s performance. During the most recent fiscal period (March 10, 2014 to December 31, 2014), the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies based outside the United States. Currently, securities based outside the United States include (1) equity securities of companies that are organized under other than U.S. law or that are primarily traded on an exchange or over-the-counter outside of the United States; or (2) equity securities of companies that have at least 50% of their assets outside of the United States or that derive at least 50% of their revenues from business activities outside of the United States.

The Fund invests principally in the common stocks of companies that the Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM”), believes have the potential for significant long-term growth in market value. The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect.

The Fund seeks to invest in those companies which OAM considers to have above-average long-term growth potential. OAM selects companies which meet this criteria based on, among other things, fundamental analysis of individual securities. OAM’s fundamental analysis entails an evaluation of an individual company’s future growth prospects. OAM’s evaluation may be based on, among other things, financial statement analysis, stock valuation in relation to OAM’s estimate of future earnings, evaluation of competitive product or service offerings, future research and development pipeline and management interviews. OAM may actively trade the Fund’s portfolio, and as a result, the Fund’s portfolio turnover rate may be high. There are no restrictions on the capitalization of companies whose securities the Fund may buy; however, the Fund generally invests in the stocks of smaller companies (generally companies with a market capitalization of less than $5 billion). The Fund may also invest in securities of countries in developed and developing (or emerging) markets. The Fund generally will invest less than 25% of its assets in securities of countries in emerging markets.

PRINCIPAL RISKS

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small- and medium-sized companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

Small-sized Company Risk

The Fund is subject to small company risk, because although there are no restrictions on the capitalization of companies whose securities the Fund may buy, the Fund generally invests in small-sized companies. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Risks Associated with Non-U.S. Companies

Investments by the Fund in the securities of non-U.S. issuers involve certain additional investment risks different from those of U.S. issuers. These risks include: possibility of political or economic instability of the country of issue, possibility of disruption to international trade patterns, possibility of currency risk, possibility of currency exchange controls, imposition of foreign withholding taxes, seizure or nationalization of foreign deposits or assets, and adoption of adverse foreign government trade restrictions. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes

non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage in certain countries may result in higher brokerage fees.

Emerging Market Risks

In addition to the risks associated with non-U.S. companies in developing or emerging markets, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could affect investments in those countries. In addition, political and economic structures in emerging markets countries may be new and developing rapidly, which may cause instability. Emerging markets countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

RMB Currency Risk

The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect (“China Connect Securities”) with Renminbi (“RMB”), the official currency of China. Similar to other foreign currencies, the exchange rate of the RMB may rise or fall. There is no guarantee that the RMB will not depreciate. The exchange rate of the RMB may be affected by, among other things, foreign exchange controls imposed by the mainland Chinese central government from time to time (for example, there are currently restrictions on the conversion of the RMB into other currencies). The Fund may have to convert the dollar into RMB when investing in Chinese Connect Securities and vice versa for any payments in RMB from transactions in the China Connect Securities. The Fund may incur currency conversion costs (being the spread between buying and selling of the RMB) and subject to exchange rate fluctuation risks in any such currency conversion, which may adversely affect the market value of China Connect Securities.

Portfolio Turnover Risk

The Fund may experience high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

FUND PERFORMANCE

The bar chart and table showing the Fund’s annual and average annual total returns are not included because the Fund does not have annual returns for a full calendar year.

MANAGEMENT

Investment Adviser

Oberweis Asset Management, Inc. (“OAM”)

Portfolio Manager

Ralf A. Scherschmidt, Portfolio Manager, since inception of the Fund.

Buying and Selling Fund Shares

The minimum initial investment is $1,000,000. There is no minimum for subsequent purchases. You may meet the minimum initial investment amount by aggregating multiple accounts with common ownership within the Fund, including individual and joint accounts, as well as accounts where you have beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. In addition, if you invest in the Fund through a financial intermediary, the minimum initial investment requirement may be met if your financial intermediary aggregates investments of multiple clients to meet the minimum. There is no minimum initial investment requirement for omnibus retirement plans or wrap fee program assets held in an omnibus account with aggregate assets of $10 million or more. The Fund reserves the right to waive or modify these minimum initial investment requirements at any time.

You may redeem shares of the Fund by mail, telephone, online at www.oberweisfunds.com or through your own securities broker/dealer or its designated agent or bank or other institution on any day the New York Stock Exchange is open.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4